UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12
Nicor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EXPLANATORY NOTE
The following communication was provided by Nicor Inc. to certain of its employees on or about April 11, 2011.

CONFIDENTIAL
DISCUSSION GUIDE
Attached you will find all the information you need to successfully discuss the proposed AGL Resources and Nicor merger with your employees in face-to-face meetings. Contents include:
•	Employee Handout

Designed to complement a conversation about the merger, it is not designed to stand alone. Please do not distribute it in place of a discussion with your employees. It illustrates the expanded geographic reach to be achieved by bringing together two great companies, and includes a pictorial timeline of merger milestones. For copies of the handout, please contact Corporate Communications (ext. 82850) before your meeting.

•	PowerPoint presentation and script (Please use either this presentation or the Summary of Important Points.)

A merger update, including the status of merger milestones, overview of the integration planning process and a closer look at AGL Resources. To access the script, open the PowerPoint presentation, click on “View” in the toolbar and select “Notes Page.”

•	Summary of Important Points

An overview of the merger milestones and integration planning process. Can be used for Tailgate Meetings where access to PowerPoint is limited.

•	What We Do Know/What We Don’t Know Yet

A quick reference guide to help reinforce what we do know in the midst of so much uncertainty.

•	Q&A Summary

A summary of all merger-related questions and answers published to date, arranged by topic.
LEADING THE MEETING
•	Setting the tone from the outset of the meeting is vital (shadow of a leader).

•	Consistency of message across all company locations is important:
–	Do not embellish or stray into topics not covered here.

–	Do not speculate; stick to the talking points.
•	If you would like more information about any of the topics covered, check the Merger Info site on the Pipeline, or see your senior officer or a member of the Transition Committee.

•	Your leadership is vital to a successful merger experience for your team. It’s helpful to proactively engage in conversation with your employees about the merger. Even though you may not be able to answer all of their questions, it’s important for them to feel that you are listening and that you care about what’s important to them. Acknowledge to your employees that this transition period will create some uncertainty until the integration process is completed.

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•	It is important to listen to and acknowledge employees’ questions and concerns. You are likely to be asked questions you don’t yet have the answers for. It’s okay to admit that you don’t have all the answers. Please use this default answer in those situations:
“That’s a great question, and I understand why knowing the answer is important to you. At this point, we’re very early in the process; there’s a lot of work ahead that our companies need to do in order to answer your question fully. Our commitment to you is that we will answer all of your questions as quickly and completely as possible, and will keep you informed of important developments.”
•	Make note of questions asked during the meeting and encourage employees to send them to the merger.com mailbox. If an employee doesn’t have access to e-mail, you can submit the question(s) for them. Answers will be posted on the Pipeline when they’re available.

•	As you begin to have more frequent discussions about the merger, it is important to be aware of the company’s responsibilities with regard to SEC compliance. Distributed communication (electronic or print) about the merger may need to be filed with the SEC. Because of this requirement, it is important that you use only approved and provided merger communications materials with both internal and external audiences. Should you have a pressing need to include merger information in an email, document or presentation – even if the information is public knowledge – such a use must be approved in advance. Contact Annette Martinez (ext. 82781) or Jan Weiss (ext. 82805) for assistance with or questions about merger communications.
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward- looking statements”).
These forward-looking statements relate to, among other things, our ability to execute a successful integration process. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although Nicor believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to

CONFIDENTIAL

closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2010. Nicor cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Nicor or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. Nicor undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-172084) which is publicly available, that includes a preliminary joint proxy statement of AGL Resources and Nicor that also constitutes a preliminary prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders when it becomes available. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014. The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL Resources on March 15, 2010, and information regarding Nicor directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on March 10, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive joint proxy statement prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.